EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of NexxNow, Inc. (the "Company") certify that:

1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 12, 2009

                                /s/ GARY BERTHOLD
                                    _______________________
                                    Gary Berthold
                                    Chief Executive Officer


August 12, 2009

                                /s/ STERLING SHEPPERD
                                    _______________________
                                    Sterling Shepperd
                                    Chief Financial Officer

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